Exhibit 10.1

EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT is made as of             , 2015 by and between NiSource Inc., a Delaware corporation (“NiSource”), and Columbia Pipeline Group, Inc., a Delaware corporation (“Columbia”), and, as of the date hereof, a wholly-owned subsidiary of NiSource.

WHEREAS, NiSource and Columbia have entered into a Separation and Distribution Agreement dated as of the date hereof (the “Distribution Agreement”) pursuant to which NiSource will distribute on a pro rata basis to the holders of shares of NiSource common stock, par value $0.01 per share (“NiSource Shares”), without any consideration being paid by the holders of such NiSource Shares, all of the outstanding shares of Columbia common stock, par value $0.01 per share (“Columbia Shares”), owned by NiSource as of the Distribution Date (as defined in the Distribution Agreement); and

WHEREAS, in connection with the Distribution (as defined in the Distribution Agreement), NiSource and Columbia desire to enter into this Employee Matters Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Distribution Agreement, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. Unless otherwise defined herein, each capitalized term shall have the meaning specified for such term in the Distribution Agreement. As used in this Agreement:

“Adjusted NiSource Phantom Stock Unit Award” has the meaning set forth in Section 6.04(b).

“Adjusted NiSource RSU Award” has the meaning set forth in Section 6.02(b).

“Agreement” means this Employee Matters Agreement together with those parts of the Distribution Agreement referenced herein and all schedules hereto and all amendments, modifications and changes hereto and thereto.

“Business Employee” means (i) each individual who immediately prior to the Distribution Date is employed by a Columbia Party, including each Transferred Employee, and (ii) each former employee of a NiSource Party, a Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties whose last employment with any of such parties prior to termination (before the Distribution Date) was with a Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties.

“CIP Award” has the meaning set forth in Section 5.02.

“Code” means the Internal Revenue Code of 1986.

“Columbia” has the meaning set forth in the first paragraph of this Agreement.

“Columbia Deferred Compensation Plans” has the meaning set forth in Section 3.03.

“Columbia Employee” means a person who is employed by a Columbia Party immediately following the Distribution Date.

“Columbia ESPP” has the meaning set forth in Section 6.05(a).

“Columbia FSA” has the meaning set forth in Section 4.05.

“Columbia Life and Medical VEBA Trusts” mean the Non-Union Life and Medical Benefits VEBA Trust and the Union Life and Medical Benefits VEBA Trust adopted by the Columbia Parties on or prior to the Distribution Date.

“Columbia Pension Plan” has the meaning set forth in Section 3.02(a).

“Columbia Pension Trust” has the meaning set forth in Section 3.02(b).

“Columbia Post-Distribution Stock Price” means the per share price of Columbia Shares, which shall be equal to the average of the volume weighted average price of Columbia Shares, traded on a when-issued basis, for each of the three consecutive trading days immediately preceding the Distribution Date.

“Columbia Post-65 Retiree Medical VEBA Trusts” mean the Non-Union Post-65 Retiree Medical Benefits VEBA Trust and the Union Post-65 Retiree Medical Benefits VEBA Trust adopted by the Columbia Parties on or prior to the Distribution Date.

“Columbia Rabbi Trusts” has the meaning set forth in Section 3.03.

“Columbia Retiree Welfare Plans” has the meaning set forth in Section 4.06(a).

“Columbia RSP” has the meaning set forth in Section 3.01(a).

“Columbia RSP Trust” means the trust maintained under the Columbia RSP.

“Columbia Shares” has the meaning set forth in the recitals of this Agreement.

“Columbia Stock Plans” has the meaning set forth in Section 6.01.

“Columbia Welfare Plan” has the meaning set forth in Section 4.01.

“Compensation Committee” means the Officer Nomination and Compensation Committee of the NiSource Board or the Human Resources and Compensation Committee of the Columbia Board, as the case may be.

“Deceased Business Employee” means an individual who died prior to the Distribution Date while (i) an employee of a Columbia Party or (ii) a retiree (or for purposes of Article III only, a former employee of a NiSource Party, a Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties) whose last employment prior to termination was with a Columbia Party or with a Former Business owned, in whole or in part, by any of the Columbia Parties.

“Distribution Agreement” has the meaning set forth in the recitals of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Final Transfer Amount” has the meaning set forth in Section 3.02(b).

“Final Transfer Date” has the meaning set forth in Section 3.02(b).

“Former Columbia Directors” has the meaning set forth in Section 7.02(f).

“Initial Transfer Amount” has the meaning set forth in Section 3.02(b).

“IRS” means the Internal Revenue Service.

“NiSource” has the meaning set forth in the first paragraph of this Agreement.

“NiSource DB Master Trust” has the meaning set forth in Section 3.02(b).

“NiSource Deferred Compensation Plans” mean the NiSource Inc. Executive Deferred Compensation Plan, the Savings Restoration Plan for NiSource Inc. and Affiliates and the Pension Restoration Plan for NiSource Inc. and Affiliates.

“NiSource ESPP” has the meaning set forth in Section 6.05(a).

“NiSource FSA” has the meaning set forth in Section 4.05.

“NiSource Life and Medical VEBA Trusts” mean the NiSource Non-Union Life and Medical Benefits VEBA Trust and the NiSource Union Life and Medical Benefits VEBA Trust.

“NiSource Non-ERISA Benefit Arrangement” means any Non-ERISA Benefit Arrangement sponsored or maintained by a NiSource Party.

“NiSource Pension Plans” mean the Columbia Energy Group Pension Plan and the NiSource Salaried Pension Plan.

“NiSource Performance Share Award” means a performance share award granted under any of the NiSource Stock Plans that is outstanding as of the Distribution Date.

“NiSource Phantom Stock Unit Award” means a phantom stock unit award granted to certain executives following the acquisition of Columbia Energy Group by NiSource, as part of agreements entered into as of February 1, 2001, that is outstanding as of the Distribution Date.

“NiSource Plan” means any Pension Plan or Welfare Plan sponsored or maintained by a NiSource Party.

“NiSource Post-65 Retiree Medical VEBA Trusts” mean the NiSource Non-Union Post-65 Retiree Medical Benefits VEBA Trust and the NiSource Union Post-65 Retiree Medical Benefits VEBA Trust.

“NiSource Post-Distribution Stock Price” means the per share price of NiSource Shares, determined on a post-Distribution basis, which shall be equal to the average of the volume weighted average price of NiSource Shares, traded on a when-issued basis, for each of the three consecutive trading days immediately preceding the Distribution Date.

“NiSource Pre-Distribution Stock Price” means the per share price of NiSource Shares, determined on a pre-Distribution basis, which shall be equal to the average of the volume weighted average price of NiSource Shares, traded with due bills, for each of the three consecutive trading days immediately preceding the Distribution Date.

“NiSource Rabbi Trusts” has the meaning set forth in Section 3.03.

“NiSource Retiree Welfare Plans” mean the retiree Welfare Plans sponsored or maintained by a NiSource Party, including the NiSource Consolidated Flex Medical Plan, the NiSource Post-65 Retiree Medical Plan and the NiSource Life Insurance Plan.

“NiSource RSP” means the NiSource Inc. Retirement Savings Plan.

“NiSource RSP Trust” means the trust maintained under the NiSource RSP.

“NiSource RSU Award” means a restricted stock unit award granted under any of the NiSource Stock Plans that is outstanding as of the Distribution Date.

“NiSource Shares” has the meaning set forth in the recitals of this Agreement.

“NiSource Stock Plans” mean the NiSource Inc. 2010 Omnibus Incentive Plan and the NiSource Inc. Nonemployee Director Stock Incentive Plan.

“NiSource Welfare Plan” means a Welfare Plan sponsored or maintained by a NiSource Party.

“Non-ERISA Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement, other than a Pension Plan or Welfare Plan, providing for benefits, perquisites or compensation of any nature, including but not limited to tuition reimbursement, adoption assistance, vacation, holidays, sick, personal or bereavement days, relocation benefits, supplemental unemployment, bonus or other forms of incentive compensation.

“Pension Plan” means any pension plan as defined in Section 3(2) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

“Substitute Columbia Phantom Stock Unit Award” has the meaning set forth in Section 6.04(a).

“Substitute Columbia RSU Award” has the meaning set forth in Section 6.02(a).

“Surviving Dependent” means each individual who immediately prior to the Distribution Date was enrolled in the NiSource Consolidated Flex Medical Plan or NiSource Post-65 Retiree Medical Plan as a surviving dependent of a Deceased Business Employee.

“Transferred Employee” means each employee of a NiSource Party or any of its Affiliates (other than Columbia or any Columbia Subsidiary) whose employment shall have been transferred from a NiSource Party to a Columbia Party prior to the Distribution Date.

“VEBA” means a tax-exempt entity established pursuant to Section 501(c)(9) of the Code.

“Welfare Plan” means any employee welfare plan as defined in Section 3(1) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

1.02 Rules of Construction.

(a) For purposes of this Agreement:

(1) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;”

(2) the word “or” is not exclusive;

(3) the words “herein,” “hereunder,” “hereof,” “hereby,” “hereto” and words of similar import shall be deemed to be references to this Agreement as a whole and not to any particular Section or other provision hereof; and

(4) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including.”

(b) In this Agreement, unless the context clearly indicates otherwise:

(1) words used in the singular include the plural and words used in the plural include the singular;

(2) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement;

(3) reference to any Person’s “Affiliates” shall be deemed to mean such Person’s Affiliates following the Distribution;

(4) reference to any gender includes the other gender and the neutral gender;

(5) reference to any Article, Section or Exhibit means such Article or Section of, or such Exhibit to, this Agreement, as the case may be;

(6) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(7) reference to any Law (including statutes and ordinances) means such Law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(8) accounting terms used herein shall have the meanings ascribed to them by NiSource and its Subsidiaries, including Columbia, in its and their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(9) if there is any conflict between the provisions of the Distribution Agreement and this Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof;

(10) any portion of this Agreement obligating a party hereto to take any action or refrain from taking any action, as the case may be, shall mean that such party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be; and

(11) all references to dollar amounts shall be in respect of lawful currency of the United States.

(c) The titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement, and this Agreement and the Transaction Agreements shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(d) The Exhibit shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

As of the date immediately prior to the Distribution Date, the employment of the Transferred Employees by the NiSource Parties shall have terminated and been assigned and transferred to a Columbia Party. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall create any obligation on the part of any Columbia Party to continue the employment of any employee for any definite period following the Distribution Date or to change the employment status of any employee from “at will.”

ARTICLE III

PENSION, RETIREMENT AND DEFERRED COMPENSATION PLANS

3.01 Defined Contribution Plans.

(a) Establishment of the Columbia Retirement Savings Plan. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain a 401(k) profit sharing plan and trust for the benefit of employees of the Columbia Parties that is substantially similar to the NiSource RSP and is intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code (the “Columbia RSP”). As soon as practicable after the adoption of the Columbia RSP, or as otherwise required under Revenue Procedure 2007-44, Columbia shall submit an application to the IRS for a determination that the Columbia RSP is qualified under Section 401(a) of the Code and that the related Columbia RSP Trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Columbia’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination. As of the Distribution Date, each Business Employee employed by the Columbia Parties (and any survivor or beneficiary of a Deceased Business Employee who is entitled to a benefit under the NiSource RSP immediately prior to the Distribution Date) shall be eligible to participate in the Columbia RSP, which shall recognize the service of such Business Employee with NiSource and its Subsidiaries in accordance with Section 7.04.

(b) Transfer of Assets from NiSource, Inc. Retirement Savings Plan. On or as soon as administratively practicable after the Distribution Date, NiSource shall cause the NiSource RSP Trust to transfer to the Columbia RSP Trust assets having a value as of the applicable valuation date that is equal to the value of the account balances of, and accrued liabilities (including any outstanding loan balances) with respect to, all Business Employees and all survivors and beneficiaries of all Deceased Business Employees with an account balance under the NiSource RSP as of such valuation date. “Accrued liabilities” for these purposes shall include employer matching contributions and nondiscretionary employer profit sharing contributions deposited to the NiSource RSP Trust on a per payroll basis for any Business Employee that was accrued prior to the transfer of assets from the NiSource RSP Trust to the Columbia RSP Trust. Notwithstanding the foregoing, with respect to any discretionary profit sharing contributions payable to Business Employees for the 2015 calendar year and to be paid after the end of the 2015 calendar year, (i) NiSource and Columbia shall determine the amount of any employer profit sharing contribution, including the identification of Business Employees who satisfy the eligibility requirements for such profit sharing contribution under the Columbia RSP as of December 31, 2015 and who would have satisfied such requirements under the NiSource RSP but for the Distribution, (ii) NiSource shall make a cash payment to Columbia equal to the portion of such contribution that is associated with service for and compensation earned prior to the date of the Distribution, with such payment to be made on or before the due date for such contribution under the terms of the Code and the Columbia RSP and (iii) Columbia shall contribute to the Columbia RSP the full amount of such contribution. Columbia shall be solely responsible for and shall determine the amount of any discretionary profit sharing contribution payable to these Business Employees that is associated with service for and compensation earned from Columbia or an Affiliate for the period beginning on the Distribution Date and ending on December 31, 2015. In addition, on or as soon as administratively practicable after the Distribution Date, a pro rata share of all unallocated amounts (including but not limited to any forfeiture accounts, revenue sharing credit accounts or other unallocated accounts held under the NiSource RSP immediately prior to the Distribution Date) shall be transferred from the NiSource RSP Trust to the Columbia RSP Trust, determined based upon the ratio of the number of all Business Employees actively participating in the NiSource RSP immediately prior to the Distribution Date to the number of all employees actively participating in the NiSource RSP immediately prior to the Distribution Date. Assets transferred pursuant to this paragraph shall be in cash or in kind, including shares of securities, promissory notes evidencing outstanding plan loans, NiSource Shares or Columbia Shares, and such transfer shall be made in accordance with Section 414(l) of the Code. Liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with respect to any accounts transferred to the Columbia RSP shall be transferred to and assumed by the Columbia RSP at the time such assets attributable to such accounts are transferred. NiSource shall transfer to Columbia, and Columbia shall accept any promissory notes, including outstanding loan balances, of Business Employees in the NiSource RSP, and Columbia shall continue to process any plan loans transferred from the NiSource RSP to the Columbia RSP. All beneficiary designations made by Business Employees and by survivors and beneficiaries of Deceased Business Employees under the NiSource RSP shall, to the extent applicable, be transferred to, and be in full force and effect under, the Columbia RSP until such beneficiary designations are subsequently replaced or revoked by the Business Employee (or the survivor or beneficiary of the Deceased Business Employee) who made the beneficiary designation (or his legally recognized agent). Except as noted above with respect to profit sharing contribution liabilities relating to 2015, on and after the Distribution Date, Columbia shall assume and thereafter be solely responsible for all then existing and future employer liabilities related to such Business Employees and survivors and beneficiaries of Deceased Business Employees under the Columbia RSP and the administration thereof and the NiSource Parties shall have no liability whatsoever therefor.

(c) Liquidation of Company Stock Funds. Subject to the fiduciary and other requirements of ERISA, and any other applicable Laws, NiSource shall take such actions as are reasonably necessary to ensure that any liquidation of Columbia Shares held in the NiSource RSP after the Distribution Date is orderly and periodic. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable Laws, as soon as administratively practicable after the Distribution Date, NiSource shall permit participants in the NiSource RSP to transfer the investment of their plan accounts out of the Columbia Share fund maintained under such plan and shall prohibit participants from transferring the investment of their plan accounts or electing the investment of new contributions into such Columbia Share fund, but shall not otherwise require the liquidation of any Columbia Shares from the NiSource RSP until the first anniversary of the Distribution Date or other such date determined by the NiSource Benefits Committee as the named fiduciary for the NiSource RSP. Notwithstanding the foregoing, nothing herein shall require the liquidation of Columbia Shares from the NiSource RSP. Subject to the fiduciary and other requirements of ERISA, and any other applicable Laws, Columbia shall take such actions as are reasonably necessary to ensure that any liquidation of NiSource Shares held in the Columbia RSP is orderly and periodic. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable Laws, as soon as administratively practicable after the Distribution Date, Columbia shall permit participants in the Columbia RSP to transfer the investment of their plan accounts out of the NiSource Share fund maintained under such plan and shall prohibit participants from transferring the investment of their plan accounts or electing the investment of new contributions into such NiSource Share fund, but shall not otherwise require the liquidation of any NiSource Shares from the Columbia RSP until the first anniversary of the Distribution Date or other such date determined by the named fiduciary for the Columbia RSP. Notwithstanding the foregoing, nothing herein shall require the liquidation of NiSource Shares from the Columbia RSP.

3.02 Defined Benefit Pension Plans.

(a) Establishment of Columbia Pension Plan. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain a Pension Plan and a trust for the benefit of employees of the Columbia Parties (the “Columbia Pension Plan”). Whether in a unified plan document or multiple plan documents that make up a single Pension Plan, the Columbia Pension Plan will be substantially similar to each applicable NiSource Pension Plan that has a portion of assets and liabilities transferred pursuant to Section 3.02(b), and to the related trust(s). The Columbia Pension Plan is intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code. As soon as practicable after the adoption of the Columbia Pension Plan and trust, or as otherwise required under Revenue Procedure 2007-44, Columbia shall submit an application to the IRS for a determination that the Columbia Pension Plan is qualified under Section 401(a) of the Code and that the related trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Columbia’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination.

(b) Transfer of Assets and Liabilities. As of the Distribution Date, the Columbia Pension Plan shall assume all liabilities with respect to all Business Employees under the NiSource Pension Plans (and any survivor or beneficiary of a Deceased Business Employee who is entitled to a benefit under the NiSource Pension Plans immediately prior to the Distribution Date) and neither NiSource nor any of its Affiliates shall retain any such liabilities. On the Distribution Date, NiSource shall cause to be transferred from the NiSource Master Retirement Trust (the “NiSource DB Master Trust”) to the trust established for the Columbia Pension Plan (the “Columbia Pension Trust”) an initial amount of assets (the “Initial Transfer Amount”) in funds that are immediately available funds under the NiSource DB Master Trust, which such amount shall be equal to 75% of the amount the actuary engaged by the NiSource Pension Plans determines in good faith to be a reasonable estimate of the amount of assets to be transferred as of the Distribution Date for all Business Employees (and all survivors and beneficiaries of Deceased Business Employees) with accrued benefits under the NiSource Pension Plans in accordance with Section 414(l) of the Code and Section 4044 of ERISA. As soon as administratively practicable after the Distribution Date, the actuary engaged by the NiSource Pension Plans shall determine the final amount of assets to be transferred as of the Distribution Date for all Business Employees (and all survivors and beneficiaries of Deceased Business Employees) with accrued benefits under the NiSource Pension Plans in accordance with Section 414(l) of the Code and Section 4044 of ERISA (the “Final Transfer Amount”). As soon as administratively practicable after the later to occur of (i) the date the Final Transfer Amount is determined and (ii) the expiration of the waiting period prescribed by Section 6058(b) of the Code, the NiSource Parties shall direct the trustee of the NiSource DB Master Trust to transfer the Final Transfer Amount in funds that are immediately available funds under the NiSource DB Master Trust to the trustee of the Columbia Pension Trust. The Final Transfer Amount shall be reduced (i) by the Initial Transfer Amount, (ii) as necessary to reflect benefit payments made from the NiSource DB Master Trust on behalf of any Business Employees (or any survivors or beneficiaries of Deceased Business Employees), which such payments are effective as of the Distribution Date or any other date between the Distribution Date and the Final Transfer Date, (iii) by any administrative expenses paid from the NiSource DB Master Trust prior to the Final Transfer Date in preparation for the administration of the Columbia Pension Plan and the transfer of the Final Transfer Amount to the Columbia Pension Trust and (iv) by the pro-rata portion of monthly investment expenses incurred by the NiSource Pension Plans attributable to the Final Transfer Amount for the period beginning on the Distribution Date and ending on the Final Transfer Date. From the actual date of delivery of the Initial Transfer Amount on the Distribution Date until the actual date of delivery of the Final Transfer Amount (the “Final Transfer Date”), the trustee of the NiSource DB Master Trust shall hold the Final Transfer Amount under the NiSource Pension Plans and the Final Transfer Amount shall be credited with earnings, from the Distribution Date to the Final Transfer Date, at a rate equal to the actual rate of return for the investments in the NiSource DB Master Trust for the period beginning on the Distribution Date and ending on the Final Transfer Date. Further, liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with regard to any benefits for such Business Employees shall be transferred to and assumed by the Columbia Pension Plan as of the Distribution Date. All beneficiary designations made by Business Employees and by survivors and beneficiaries of Deceased Business Employees under the NiSource Pension Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Columbia Pension Plan until such beneficiary designations are replaced or revoked by the Business Employee (or the survivor or beneficiary of the Deceased Business Employee) who made the beneficiary designation (or his legally recognized agent).

3.03 Nonqualified Deferred Compensation Plans. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain nonqualified deferred compensation plans for the benefit of employees of the Columbia Parties (the “Columbia Deferred Compensation Plans”) and shall establish one or more grantor trusts to be a source of providing benefits thereunder (the “Columbia Rabbi Trusts”) that in each case shall be substantially similar to the NiSource Deferred Compensation Plans and the grantor trusts maintained by NiSource with respect to the NiSource Deferred Compensation Plans (the “NiSource Rabbi Trusts”). As of the Distribution Date, the Columbia Parties shall assume and thereafter be solely responsible for all existing and future liabilities relating to Business Employees’ (and Deceased Business Employee survivors’ and beneficiaries’) (a) benefits accrued under the NiSource Deferred Compensation Plans prior to the Distribution Date and (b) benefits that accrue under the Columbia Deferred Compensation Plans on and after the Distribution Date. All beneficiary designations made by Business Employees and by survivors and beneficiaries of Deceased Business Employees under the NiSource Deferred Compensation Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Columbia Deferred Compensation Plans until such beneficiary designations are replaced or revoked by the Business

Employee (or the survivor or beneficiary of the Deceased Business Employee) who made the beneficiary designation. Following the Distribution Date, the NiSource Parties shall have no liability or obligation with respect to the benefits accrued by such Business Employees or by such survivors or beneficiaries of Deceased Business Employees under any of the NiSource Deferred Compensation Plans or with respect to any benefits accrued under the Columbia Deferred Compensation Plans. As soon as administratively practicable after the Distribution Date, NiSource shall cause the NiSource Rabbi Trusts to transfer to the Columbia Rabbi Trusts cash, life insurance policies or other assets having an aggregate fair market value equal to (i) the aggregate fair market value of all assets held in the NiSource Rabbi Trusts as of the Distribution Date multiplied by (ii) a percentage, the numerator of which shall be the lump sum present value of the benefits assumed by the Columbia Deferred Compensation Plans pursuant to this Section 3.03 and the denominator of which shall be the lump sum present value of all benefits accrued under the NiSource Deferred Compensation Plans immediately prior to the Distribution Date.

ARTICLE IV

WELFARE PLANS

4.01 Establishment of the Columbia Welfare Plans. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain Welfare Plans for the benefit of employees of the Columbia Parties that are substantially similar to the NiSource Welfare Plans (the “Columbia Welfare Plans”).

4.02 Coverage of Business Employees and Surviving Dependents. As of the Distribution Date, each Business Employee shall become eligible to participate in the Columbia Welfare Plans and each Surviving Dependent shall become eligible to participate in the Columbia Pipeline Group Consolidated Flex Medical Plan, subject to the terms of such plans. To the extent applicable to any Columbia Welfare Plans in which Business Employees or Surviving Dependents become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such persons under a NiSource Welfare Plan immediately prior to such date, Columbia shall cause the Columbia Welfare Plans to recognize all coverage and contribution elections made by the Business Employees and Surviving Dependents under the NiSource Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the Columbia Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. All beneficiary designations made by Business Employees and Surviving Dependents under the NiSource Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Columbia Welfare Plans until such beneficiary designations are replaced or revoked by the Business Employee or Surviving Dependent who made the beneficiary designation. With respect to each Business Employee and Surviving Dependent, each Columbia Welfare Plan shall provide that for purposes of determining eligibility to participate, vesting and calculation of, and entitlement to, benefits, service by the Business Employee or, in the case of a Surviving Dependent, the Deceased Business Employee, prior to the Distribution Date with a NiSource Party shall be treated as service with a Columbia Party. Columbia shall cause each Columbia Welfare Plan to waive any waiting periods, evidence of insurability requirements, and the application of any preexisting condition limitations with respect to each Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) and Surviving Dependent. Columbia shall cause each Columbia Welfare Plan to honor any deductible, co-payment and out-of-pocket maximums incurred by each Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) and Surviving Dependent under the NiSource Welfare Plans in which such Business Employee or Surviving Dependent participated immediately prior to the Distribution Date, if any, in satisfying any deductibles, co-payments or out-of-pocket maximums under the Columbia Welfare Plans in which such Business Employee or Surviving Dependent is eligible to participate after the Distribution Date in the same plan year in which any such deductibles, co-payments or out-of-pocket maximums were incurred. All amounts credited or applied to any annual or lifetime benefit limitation under a NiSource Welfare Plan with respect to a Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent shall be credited or applied to the annual or lifetime benefit limitation for such Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent under the corresponding Columbia Welfare Plan.

4.03 Welfare Plan Liabilities.

(a) Columbia Liabilities. Except as provided in clause (b) of this Section 4.03, the Columbia Parties and the Columbia Welfare Plans, as applicable, shall retain and be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent on or after the Distribution Date under the Columbia Welfare Plans, and none of the NiSource Parties nor the NiSource Welfare Plans shall assume or retain any such Liabilities.

(b) NiSource Liabilities. Except as provided in Section 4.05, NiSource and the NiSource Welfare Plans shall continue to be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent prior to the Distribution Date (except with respect to any claims for long-term or short-term disability benefits due and payable on and after the Distribution Date, but incurred prior to the Distribution Date), whether such claims have been paid or remain unpaid as of such date, and neither Columbia nor the Columbia Welfare Plans shall assume or retain any such Liabilities.

(c) Claims Incurred. Claims for group health plan benefits shall be considered to be incurred prior to the Distribution Date if the services related to such claims were provided prior to the Distribution Date. Claims for all other welfare benefits shall be considered to be incurred prior to the Distribution Date if the date of loss occurred prior to the Distribution Date.

4.04 COBRA and HIPAA Liabilities. From and after the Distribution Date, the Columbia Parties and the Columbia Welfare Plans shall be responsible for the continuation coverage requirements under the Consolidated Omnibus Budget Reconciliation Act of 1985 and the portability requirements under the Health Insurance Portability and Accountability Act of 1996 with respect to all Business Employees and their qualified beneficiaries.

4.05 Flexible Spending Accounts. As of the Distribution Date, each Business Employee shall become eligible to participate in a flexible spending account plan established by Columbia (the “Columbia FSA”), subject to the terms of such plan. Effective as of the Distribution Date, the Columbia FSA shall credit or debit the applicable account of each Business Employee who, as of the Distribution Date, was a participant in the flexible spending account plan maintained by NiSource (the “NiSource FSA”), with an amount equal to the balance of his or her account under the NiSource FSA as of the Distribution Date, and shall continue his or her elections thereunder. If the claims made against a Business Employee’s NiSource FSA account prior to the Distribution Date exceed the amounts credited to such account at the Distribution Date, Columbia shall reimburse NiSource for the amount of such difference. If the amounts credited to a Business Employee’s NiSource FSA account at the Distribution Date exceed the claims made against such account prior to the Distribution Date, NiSource shall reimburse Columbia for the amount of such difference. The Columbia FSA shall assume responsibility as of the Distribution Date for all outstanding dependent care and medical care claims under the NiSource FSA of each Business Employee and shall assume and perform the obligations from and after the Distribution Date. From and after the Distribution Date, NiSource shall provide Columbia with such information Columbia may reasonably request to enable it to verify any claims information pertaining to the NiSource FSA.

4.06 Retiree Welfare Plans.

(a) Columbia Retiree Welfare Plans. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain retiree Welfare Plans that are substantially similar to the NiSource Retiree Welfare Plans (the “Columbia Retiree Welfare Plans”).

(b) Coverage of Business Employees and Surviving Dependents. As of the Distribution Date, each Business Employee shall become eligible to participate in the Columbia Retiree Welfare Plans established by Columbia and each Surviving Dependent shall become eligible to participate in the Columbia Pipeline Group Consolidated Flex Medical Plan and the Columbia Pipeline Group Post-65 Retiree Medical Plan, subject to the terms of such plans. To the extent applicable to any Columbia Retiree Welfare Plans in which Business Employees or Surviving Dependents become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such persons under a NiSource Retiree Welfare Plan immediately prior to such date, Columbia shall cause the Columbia Retiree Welfare Plans to recognize all coverage and contribution elections made by the Business Employees and Surviving Dependents under the NiSource Retiree Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the Columbia Retiree Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. All beneficiary designations made by Business Employees and Surviving Dependents under the NiSource Retiree Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Columbia Retiree Welfare Plans until such beneficiary designations are replaced or revoked by the Business Employee or Surviving Dependent who made the beneficiary designation. With respect to each Business Employee and Surviving Dependent, each Columbia Retiree Welfare Plan shall provide that for purposes of determining eligibility to participate, vesting and entitlement to benefits, service by the Business Employee or, in the case of a Surviving Dependent, the Deceased Business Employee, prior to the Distribution Date with a NiSource Party shall be treated as service with a Columbia Party. Columbia shall cause each Columbia Retiree Welfare Plan to waive any waiting periods, evidence of insurability requirements, and the application of any preexisting condition limitations with respect to each Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) and Surviving Dependent. Columbia shall cause each Columbia Retiree Welfare Plan to honor any deductible, co-payment and out-of-pocket maximums incurred by each Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) and Surviving Dependent under the NiSource Retiree Welfare Plans in which such Business Employee or Surviving Dependent participated immediately prior to the Distribution Date, if any, in satisfying any deductibles, co-payments or out-of-pocket maximums under the Columbia Retiree Welfare Plans in which such Business Employee or Surviving Dependent is eligible to participate after the Distribution Date in the same plan year in which any such deductibles, co-payments or out-of-pocket maximums were incurred. All amounts credited or applied to any annual or lifetime benefit limitation under a NiSource Retiree Welfare Plan with respect to a Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent shall be credited or applied to the annual or lifetime benefit limitation for such Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent under the corresponding Columbia Retiree Welfare Plan.

(c) Retiree Welfare Plan Liabilities.

(1) Columbia Liabilities. Except as provided in clause (2) of this Section 4.06(c), the Columbia Parties and the Columbia Retiree Welfare Plans, as applicable, shall retain and be responsible for all claims for retiree welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent on or after the Distribution Date under the Columbia Retiree Welfare Plans, and none of the NiSource Parties nor the NiSource Retiree Welfare Plans shall assume or retain any such Liabilities.

(2) NiSource Liabilities. NiSource and the NiSource Retiree Welfare Plans shall continue to be responsible for all claims for retiree welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) or Surviving Dependent prior to the Distribution Date, whether such claims have been paid or remain unpaid as of such date, and neither Columbia nor the Columbia Retiree Welfare Plans shall assume or retain any such Liabilities.

(3) Claims Incurred. Claims for retiree health benefits shall be considered to be incurred prior to the Distribution Date if the services related to such claims were provided prior to the Distribution Date. Claims for all other retiree welfare benefits shall be considered to be incurred prior to the Distribution Date if the date of loss occurred prior to the Distribution Date.

(d) Retiree Welfare Plan VEBA Trusts.

(1) Columbia Retiree VEBA Trusts. Effective on or before the Distribution Date, Columbia shall adopt, establish and maintain Columbia Life and Medical VEBA Trusts and Columbia Post-65 Retiree Medical VEBA Trusts that in each case shall be substantially similar to the NiSource Life and Medical VEBA Trusts and NiSource Post-65 Retiree Medical VEBA Trusts, as applicable, and are intended to be qualified under section 501(c)(9) of the Code. As soon as practicable after the adoption of the Columbia Life and Medical VEBA Trusts and the Columbia Post-65 Retiree Medical VEBA Trusts, Columbia shall submit applications for determination to the IRS for a determination that each Columbia Life and Medical VEBA Trust and Columbia Post-65 Retiree Medical VEBA Trust is qualified under Section 501(c)(9) of the Code and is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Columbia’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination.

(2) Life and Medical VEBA Trusts. As soon as administratively practicable following the Distribution Date, the NiSource Parties shall cause the trustees of the NiSource Life and Medical VEBA Trusts to transfer to the Columbia Life and Medical VEBA Trusts the assets that are credited to each of the subaccounts thereunder that relate to the Business Employees.

(3) Post-65 Retiree Medical VEBA Trusts. As soon as administratively practicable following the Distribution Date, the NiSource Parties shall cause the trustees of the NiSource Post-65 Retiree Medical VEBA Trusts to transfer to the Columbia Post-65 Retiree Medical VEBA Trusts the assets that are credited to each of the subaccounts thereunder that relate to the Business Employees.

ARTICLE V

NON-ERISA BENEFIT ARRANGEMENTS

5.01 Columbia Non-ERISA Benefit Arrangements. Effective on or before the Distribution Date, the Columbia Parties shall adopt, establish and maintain Non-ERISA Benefit Arrangements for the benefit of the Business Employees that shall be substantially similar to the NiSource Non-ERISA Benefit Arrangements.

5.02 Annual Bonuses. On or before March 15, 2016, the Columbia Parties shall pay to each Business Employee who is granted a Corporate Incentive Plan award issued under the NiSource Inc. 2010 Omnibus Incentive Plan (a “CIP Award”), with respect to the 2015 performance period ending on the Distribution Date, a cash payment equal to the CIP Award earned by such Business Employee for such period pursuant to the terms of the NiSource Inc. Corporate Incentive Plan. Prior to the date of such payment, the NiSource Parties shall provide to

Columbia documentation detailing the amount of the CIP Award payable to each Business Employee and shall make a cash payment to Columbia in an amount equal to the aggregate amount of such CIP Awards. Effective as of the Distribution Date, the Columbia Parties shall establish an annual bonus program for the benefit of the Business Employees that provides for the payment of annual bonuses for the 2015 performance period that begins on the Distribution Date and for subsequent fiscal years that begin after the Distribution Date, and the Columbia Parties shall be solely responsible for the payment of all bonuses earned under such program.

5.03 Severance. On or before the Distribution Date, the Columbia Parties shall assume, or enter into substantially similar change in control severance agreements with respect to, each change in control severance agreement between a NiSource Party and a Business Employee, and shall be solely responsible for all obligations of the NiSource Parties under such agreements. Effective on or before the Distribution Date, the Columbia Parties shall establish severance policies for the benefit of Business Employees that are substantially similar to the severance polices maintained by NiSource immediately prior to the Distribution Date. Effective as of the Distribution Date, Columbia shall assume, and NiSource shall have no liability or obligation with respect to, the severance benefits provided to Business Employees. Following the Distribution Date, the Columbia Parties shall be solely responsible for administering and paying all benefits under the applicable severance plans, policies or agreements with Business Employees, including Business Employees whose employment terminated prior to the Distribution Date for an eligible reason under such policies or in accordance with such agreements. It is not intended that any Business Employee will be eligible for termination or severance payments or benefits from any NiSource Party as a result of the transfer or change of employment from NiSource to any Columbia Party. Notwithstanding the preceding sentence, in the event that any such termination or severance payments or benefits become payable on account of such transfer, change or the refusal of a Business Employee to accept employment with any Columbia Party, the Columbia Parties shall indemnify each of the NiSource Parties for the amount of such termination or severance payments or benefits.

ARTICLE VI

STOCK PLANS

6.01 Columbia Stock Plans. Effective on or before the Distribution Date, the Columbia Parties shall adopt, establish and maintain Columbia Stock Plans that are substantially similar to the NiSource Stock Plans (the “Columbia Stock Plans”).

6.02 Restricted Stock Units.

(a) RSUs Held by Columbia Employees and Columbia Non-Employee Directors. NiSource and Columbia shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.02(a) by the Columbia Board and the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan, the applicable Columbia Stock Plan and this Agreement, so that each NiSource RSU Award held at the close of business on the Distribution Date by any Columbia Employee or non-employee director of Columbia shall be replaced with a substitute Columbia restricted stock unit award granted under the applicable Columbia Stock Plan (a “Substitute Columbia RSU Award”). The number of Columbia restricted stock units subject to the Substitute Columbia RSU Award will be equal to the number of NiSource restricted stock units subject to the NiSource RSU Award held by the participant at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the Columbia Post-Distribution Stock Price. Each Substitute Columbia RSU Award shall vest and be payable based on the holder’s employment or service with the Columbia Parties. Each Substitute Columbia RSU Award shall have substantially the same terms and conditions as the corresponding NiSource RSU Award, except as provided herein.

(b) RSUs Held by Persons Other Than Columbia Employees and Columbia Non-Employee Directors. NiSource shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.02(b) by the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan and this Agreement, so that each NiSource RSU Award held at the close of business on the Distribution Date by any person who is not a Columbia Employee or non-employee director of Columbia shall be adjusted (an “Adjusted NiSource RSU Award”). The number of NiSource restricted stock units subject to the Adjusted NiSource RSU Award will be equal to the number of NiSource restricted stock units subject to the NiSource RSU Award held by the holder at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the NiSource Post-Distribution Stock Price. Each Adjusted NiSource RSU Award shall have substantially the same terms and conditions as the corresponding NiSource RSU Award, except as provided herein.

6.03 Performance Share Awards.

(a) Performance Share Awards Held by Columbia Employees.

(1) 2013 Performance Share Awards. NiSource and Columbia shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(a)(1) by the Columbia Board and the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan, the applicable Columbia Stock Plan and this Agreement, so that each NiSource Performance Share Award granted under a NiSource Stock Plan in 2013 and held at the close of business on the Distribution Date by any Columbia Employee will be replaced with a Substitute Columbia RSU Award granted under the applicable Columbia Plan. The number of NiSource Shares earned pursuant to the NiSource Performance Share Award shall be determined by the NiSource Compensation Committee based on performance results through the Distribution Date. The number of such NiSource Shares that are earned shall then be converted into a Substitute Columbia RSU Award by multiplying the number of such earned NiSource Shares by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price and the denominator of which is the Columbia Post-Distribution Stock Price. Each Substitute Columbia RSU Award shall continue to vest based on holder’s service with the Columbia Parties, and shall have the same terms and conditions as the corresponding NiSource Performance Share Award, except as provided herein.

(2) 2014 Performance Share Awards. NiSource and Columbia shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(a)(2) by the Columbia Board and the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan, the applicable Columbia Stock Plan and this Agreement, so that each NiSource Performance Share Award granted under a NiSource Stock Plan in 2014 and held at the close of business on the Distribution Date by any Columbia Employee will be replaced with a Substitute Columbia RSU Award granted under the applicable Columbia Stock Plan. With respect to 50% of such NiSource Performance Share Award, the number of NiSource Shares that are deemed to have been earned as of the Distribution Date shall be equal to 50% of the target number of NiSource Shares subject to such NiSource Performance Share Award. With respect to the remaining 50% of such NiSource Performance Share Award, the number of NiSource Shares earned shall be determined by the NiSource Compensation Committee based on performance results through the Distribution Date. The number of such NiSource Shares that are earned or deemed to have been earned shall then be converted into a Substitute Columbia RSU Award by multiplying the number of such earned NiSource Shares by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price and the denominator of which is the Columbia Post-Distribution Stock Price. Each Substitute Columbia RSU Award shall continue to vest based on the holder’s service with the Columbia Parties, and shall have the same terms and conditions as the corresponding NiSource Performance Share Award, except as provided herein.

(b) Performance Share Awards Held by Persons Other Than Columbia Employees.

(1) 2013 Performance Share Awards. NiSource shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(b)(1) by the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan and this Agreement, so that each NiSource Performance Share Award granted under a NiSource Stock Plan in 2013 and held at the close of business on the Distribution Date by any person who is not a Columbia Employee will be adjusted and paid under the terms of the NiSource Stock Plan and applicable award agreement. The number of NiSource Shares earned pursuant to the NiSource Performance Share Award shall be determined by the NiSource Compensation Committee based on performance results through the Distribution Date. The number of such NiSource Shares that are earned shall then be multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the NiSource Post-Distribution Stock Price. Awards shall continue to vest based on the holder’s continued service with the NiSource Parties.

(2) 2014 Performance Share Awards. NiSource shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(b)(2) by the NiSource Compensation Committee pursuant to the terms of the applicable NiSource Stock Plan and this Agreement, so that each NiSource Performance Share Award granted under a NiSource Stock Plan in 2014 and held at the close of business on the Distribution Date by any person who is not a Columbia Employee will be adjusted and paid under the terms of the NiSource Stock Plan and applicable award agreement. With respect to 50% of such NiSource Performance Share Award, the number of NiSource Shares that are deemed to have been earned as of the Distribution Date shall be equal to 50% of the target number of NiSource Shares subject to such NiSource Performance Share Award. With respect to the remaining 50% of such NiSource Performance Share Award, the number of NiSource Shares earned shall be determined by the NiSource Compensation Committee based on performance results through the Distribution Date. The number of such NiSource Shares that are earned or deemed to have been earned shall then be multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the NiSource Post-Distribution Stock Price. Each Adjusted NiSource RSU Award shall continue to vest based on the holder’s continued service with the NiSource Parties.

6.04 Phantom Shares.

(a) Phantom Stock Units Held by Columbia Employees. NiSource and Columbia shall take any and all action as shall be necessary or appropriate, so that each NiSource Phantom Stock Unit Award held at the close of business on the Distribution Date by any Columbia Employee shall be replaced with a substitute Columbia phantom stock unit award granted under the applicable Columbia Stock Plan (a “Substitute Columbia Phantom Stock Unit Award”). The number of Columbia phantom stock units subject to the Substitute Columbia Phantom Stock Unit Award will be equal to the number of NiSource phantom stock units subject to the NiSource Phantom Stock Unit Award held by the participant at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the Columbia Post-Distribution Stock Price. Each Substitute Columbia Phantom Stock Unit Award shall vest and be payable based on the holder’s employment with the Columbia Parties. Each Substitute Columbia Phantom Stock Unit Award shall have the same terms and conditions as the corresponding NiSource Phantom Stock Unit Award, except as provided herein.

(b) Phantom Stock Units Held by Persons Other Than Columbia Employees. NiSource shall take any and all action as shall be necessary or appropriate, so that each NiSource Phantom Stock Unit Award held at the close of business on the Distribution Date by any person who is not a Columbia Employee shall be adjusted (an “Adjusted NiSource Phantom Stock Unit Award”). The number of NiSource phantom stock units subject to the Adjusted NiSource Phantom Stock Unit Award will be equal to the number of NiSource phantom stock units subject to the NiSource Phantom Stock Unit Award held by the holder at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the NiSource Pre-Distribution Stock Price, and the denominator of which is the NiSource Post-Distribution Stock Price. Each Adjusted NiSource Phantom Stock Unit Award shall have the same terms and conditions as the corresponding NiSource Phantom Stock Unit Award, except as provided herein.

6.05 Employee Stock Purchase Plans.

(a) Establishment of the Columbia Employee Stock Purchase Plan. On or before, but effective as of the close of business on, the Distribution Date, Columbia shall adopt, establish and maintain an employee stock purchase plan (the “Columbia ESPP”) for the benefit of employees of the Columbia Parties that is substantially similar to the NiSource Inc. Employee Stock Purchase Plan (the “NiSource ESPP”).

(b) Business Employees’ NiSource ESPP Elections. Columbia shall cause the Columbia ESPP to recognize all elections made by the Business Employees under the NiSource ESPP in effect for the offering period beginning immediately prior to the Distribution Date and shall apply such elections under the Columbia ESPP for the remainder of the period or periods for which such elections are by their terms applicable. Columbia shall also take any and all action as shall be necessary or appropriate, so that each Business Employee’s election under the NiSource ESPP will be adjusted to permit Business Employees to purchase only Columbia Shares in lieu of purchasing NiSource Shares.

6.06 Approval and Terms of Equity Awards. By approval of the Columbia Board and the NiSource Compensation Committee pursuant to Sections 6.01, 6.02, 6.03, 6.04 and 6.05, Columbia, as issuer of substitute and replacement awards provided hereunder, and NiSource, as sole shareholder of Columbia, shall adopt and approve, respectively, the issuance of the substitute and replacement awards provided for herein. Except as set forth above, the substitute Columbia equity awards shall be subject to the terms of the NiSource Stock Plan and applicable award agreements, except that references in such outstanding substitute and replacement Columbia awards to “Board” and “Committee” shall mean the Board, Compensation Committee or any other designated committee of Columbia (as applicable) and references to the “Company” shall mean Columbia. Notwithstanding the foregoing, substitute awards made under Columbia Stock Plans pursuant to Columbia’s obligations under this Agreement shall take into account all employment and service with both NiSource and Columbia, and their respective Subsidiaries and Affiliates, for purposes of determining when such awards vest and terminate.

6.07 No Change in Control. The Distribution will not constitute a “change in control” for purposes of NiSource equity awards that are outstanding as of the Distribution Date.

ARTICLE VII

COMPENSATION MATTERS

AND GENERAL BENEFIT MATTERS

7.01 Cessation of Participation in NiSource Plans and NiSource Non-ERISA Benefit Arrangements. Except as otherwise provided in this Agreement or as required by the terms of any NiSource Plan or NiSource Non-ERISA Benefit Arrangement, or by applicable law,

NiSource and Columbia shall take any and all action as shall be necessary or appropriate so that participation in NiSource Plans and NiSource Non-ERISA Benefit Arrangements by all Business Employees shall terminate as of the close of business on the Distribution Date and the Columbia Parties shall cease to be participating employers under the terms of such NiSource Plans and NiSource Non-ERISA Benefit Arrangements as of such time.

7.02 Assumption of Certain Employee Related Obligations. Except as otherwise provided in this Agreement, effective as of the close of business on the Distribution Date, Columbia shall assume, and no NiSource Party shall have any further liability for, the following agreements, obligations and liabilities, and Columbia shall indemnify, defend and hold harmless each of the NiSource Indemnified Parties from and against any and all Expenses or Losses incurred or suffered by one or more of the NiSource Indemnified Parties in connection with, relating to, arising out of or due to, directly or indirectly, any of the following:

(a) all agreements entered into between any NiSource Party and any Business Employee, independent contractor or other service provider providing services related to the Transferred Business; provided that if any such agreement constitutes a Shared Contract, the benefits, obligations and liabilities under such agreement shall be allocated between NiSource and Columbia in accordance with Section 5.2 of the Distribution Agreement;

(b) all collective bargaining agreements, collective agreements, trade union agreements or works council agreements entered into between any NiSource Party and any union, works council or other body to the extent they are related to the Business Employees;

(c) all wages, salary, incentive compensation, commissions and bonuses payable to Business Employees on or after the Distribution Date, without regard to when such wages, salary, incentive compensation, commissions or bonuses are or may have been earned;

(d) all moving expenses and obligations related to relocation, repatriation, transfers or similar items incurred by or owed to any Business Employee;

(e) all immigration-related, visa, work application or similar rights, obligations and liabilities to the extent they are related to any Business Employees;

(f) all agreements entered into between (i) any NiSource Party, Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties and (ii) any former director of a Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties (“Former Columbia Directors”) providing for ongoing benefits and/or compensation for such Former Columbia Directors or such Former Columbia Directors’ spouses (e.g., ongoing payments of any director fees or ongoing payments related to Medicare Supplement Insurance coverage);

(g) all offer letters and letter agreements entered into between (i) any NiSource Party, Columbia Party or a Former Business owned, in whole or in part, by any of the Columbia Parties and (ii) any Business Employee providing for ongoing benefits and/or compensation for such Business Employee (e.g., enhanced severance benefits or ongoing financial and tax planning assistance); and

(h) all liabilities and obligations whatsoever of the Transferred Business with respect to claims made by or with respect to Business Employees, or any other to the extent their employment duties related to the Transferred Business, relating to any employee benefit plan, program or policy not otherwise retained or assumed by NiSource pursuant to this Agreement, including such liabilities relating to actions or omissions of or by the Columbia Parties or any officer, director, employee or agent thereof prior to the Distribution Date.

7.03 Restrictive Covenants in Employment and Other Agreements. To the extent permitted under applicable law, following the Distribution, the Columbia Parties shall be considered to be successors to the NiSource Parties for purposes of all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between any NiSource Party and any Business Employee executed prior to the Distribution Date such that each NiSource Party and each Columbia Party shall all enjoy the rights and benefits under such agreements, with respect to their respective business operations; provided, however, that (a) in no event shall any NiSource Party be permitted to enforce any restrictive covenants against any Business Employees in their capacity as employees of any Columbia Party and (b) in no event shall any Columbia Party be permitted to enforce the restrictive covenant agreements against any NiSource employees in their capacity as employees of any NiSource Party.

7.04 Past Service Credit. With respect to all Business Employees, as of the Distribution Date, the Columbia Parties shall recognize all service recognized under the comparable NiSource Plans and NiSource Non-ERISA Benefit Arrangements for purposes of determining eligibility, participation, vesting and calculation of benefits under comparable plans and programs maintained by the Columbia Parties, provided that there shall be no duplication of benefits for Business Employees under such Columbia Party plans and programs. NiSource will provide to Columbia copies of any records available to NiSource to document such service, plan participation and membership and cooperate with Columbia to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to the Business Employees. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, NiSource and Columbia shall each comply with all applicable Laws, regulations and internal policies and each party shall indemnify and hold harmless the other party from and against any and all Liability, claims, actions and damages that arise from a failure (by the indemnifying party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

7.05 Accrued Vacation Days Off. Effective as of the Distribution Date, the Columbia Parties shall recognize and assume all liability for all vacation, holiday, sick leave and personal days off, including banked vacation, accrued by Business Employees as of the Distribution Date, and the Columbia Parties shall credit each Business Employee with such days off accrual.

7.06 Leaves of Absence. The Columbia Parties shall continue to apply all leave of absence policies as in effect immediately prior to the Distribution to inactive Business Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by Business Employees prior to the Distribution Date shall be deemed to have been taken as employees of Columbia.

7.07 NiSource Assets. Except as otherwise set forth herein, NiSource shall retain all reserves, bank accounts, trust funds or other balances maintained with respect to NiSource Non-ERISA Benefit Arrangements.

7.08 Further Cooperation; Personnel Records; Data Sharing. The parties shall provide each other such records and information as reasonably necessary or appropriate to carry out their obligations under law, under this Agreement or for the purposes of administering their respective plans and policies, including information relating to the vesting, exercise and employment status of persons holding equity compensation awards in the common stock of the other party. Each party shall be responsible for the accuracy of records and information provided to the other party pursuant to this Section 7.08 and shall indemnify such other party for any losses caused by inaccurate information that it has provided. Subject to applicable law, all information and records regarding employment and personnel matters of Business Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by Columbia in accordance with all Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. Access to such records after the Distribution Date will be provided to NiSource in accordance with Article IX of the Distribution Agreement. Notwithstanding the foregoing, NiSource shall retain reasonable access to those records necessary for NiSource’s continued administration of any plans or programs on behalf of Business Employees after the Distribution Date, and Columbia shall retain reasonable access to those records necessary for Columbia’s administration of any equity award or other compensation or benefit payable or administered by the Columbia Parties after the Distribution Date, provided that such access shall be limited to individuals who have a job-related need to access such records. NiSource shall also retain copies of all confidentiality and non-compete agreements with any Business Employee in which NiSource has a valid business interest. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, NiSource and Columbia shall each comply with all applicable Laws, regulations and internal policies, and each party shall indemnify and hold harmless the other party from and against any and all liability, claims, actions and damages that arise from a failure (by the indemnifying party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

ARTICLE VIII

GENERAL PROVISIONS

8.01 Employment and Plan Rights. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that (a) this Agreement is not intended to create an employment-related contract between any of the NiSource Parties or the Columbia Parties, on the one hand, and any employee or service provider, on the other, nor may any current or former employee or service provider rely on this Agreement as the basis for any breach of any employment-related contract claim against any of the NiSource Parties or Columbia Parties, (b) nothing in this Agreement shall be deemed or construed to require any of the NiSource Parties or Columbia Parties to continue to employ any particular employee or service provider for any period before or after the Distribution Date, (c) nothing in this Agreement shall be deemed or construed to limit the right of the NiSource Parties or Columbia Parties to terminate the employment of any employee or service provider at any time before or after the Distribution Date and (d) nothing in this Agreement shall be construed as establishing or amending any Pension Plan, Welfare Plan or Non-ERISA Benefit Arrangement, or any other plan, policy, agreement or arrangement for the benefit of any employee or any other person.

8.02 Labor Relations. To the extent required by applicable law or any Contract or arrangement with a labor union, works council or similar employee organization, Columbia shall provide notice, engage in consultation and take any similar action which may be required on its part in connection with the Distribution and shall fully indemnify each NiSource Party against any Liabilities arising from its failure to comply with such requirements.

8.03 Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith is confidential and is subject to the terms of the confidentiality provisions set forth in Section 9.8 of the Distribution Agreement.

8.04 Administrative Complaints/Litigation. Except as otherwise provided in this Agreement, following the Distribution Date, Columbia shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims, asserted at any time against NiSource or Columbia by any Business Employee (including any dependent or beneficiary of any Business Employee), or any other person to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with the Transferred Business. Any Losses arising from such actions shall be deemed Assumed Actions under the Distribution Agreement.

8.05 Reimbursement and Indemnification. The parties hereto agree to reimburse each other, within 30 days of receipt from the other party of appropriate verification, for all costs and expenses which each may incur on behalf of the other as a result of any of the Welfare Plans, Pension Plans and Non-ERISA Benefit Arrangements and, as contemplated by Section 5.03, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by Columbia pursuant to this Agreement shall be subject to indemnification under Section 8.2 of the Distribution Agreement and all liabilities retained, assumed or indemnified against by NiSource pursuant to this Agreement shall be subject to indemnification under Section 8.3 of the Distribution Agreement, and all such liabilities shall be subject to the indemnification procedures set forth in Article VIII of the Distribution Agreement.

8.06 Entire Agreement. This Agreement, including any schedules hereto and the sections of the Distribution Agreement referenced herein, constitutes the entire agreement between the parties with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions, understandings, writings and commitments between any of the NiSource Parties, on the one hand, and any of the Columbia Parties, on the other hand, with respect to such subject matter contained herein.

8.07 Dispute Resolution. The parties agree that any dispute, controversy or claim between them with respect to the matters covered hereby shall be governed by and resolved in accordance with Section 10.2 of the Distribution Agreement.

8.08 Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws (as opposed to the conflicts of Law provisions) of the State of Delaware.

8.09 Submission to Jurisdiction; Waiver of Jury Trial. Each of NiSource, on behalf of itself and each of the NiSource Parties, and Columbia, on behalf of itself and each of the Columbia Parties, hereby irrevocably (a) submits in any Dispute to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and the jurisdiction of any court of the State of Illinois located in Chicago, Illinois, (b) waives any and all objections to jurisdiction that it may have under the Laws of the State of Illinois or the United States, (c) agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 10.11 of the Distribution Agreement shall be effective service of process for any litigation brought against it in any such court and (d) UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE (AS DEFINED IN THE DISTRIBUTION AGREEMENT).

8.10 Amendment. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of NiSource and Columbia.

8.11 Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any party, it is in writing signed by an authorized representative of such party. The failure of either party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

8.12 Partial Invalidity. Wherever possible, each provision hereof shall be construed in a manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provision hereof, unless such a construction would be unreasonable.

8.13 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but both of which shall be considered one and the same agreement, and shall become binding when the counterparts have been signed by and delivered to each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or.pdf shall be as effective as delivery of a manually executed counterpart to this Agreement.

8.14 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns; provided, however, that the rights and obligations of either party under this Agreement shall not be assignable by such party without the prior written consent of the other party. The successors and permitted assigns hereunder shall include any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

8.15 No Third-Party Beneficiaries. No Business Employee or other current or former employee of the NiSource Parties or Columbia Parties (or his/her spouse, dependent or beneficiary), or any other person not a party to this Agreement, shall be entitled to assert any claim hereunder. The provisions of this Agreement are solely for the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein express or implied shall give or be construed to give to any other Person any legal or equitable rights hereunder.

8.16 Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the terms of Section 10.11 of the Distribution Agreement.

8.17 Performance. NiSource will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any NiSource Party. Columbia will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any Columbia Party. This Agreement is being entered into by NiSource and Columbia on behalf of themselves and the members of their respective groups (the NiSource Parties and the Columbia Parties). This Agreement shall constitute a direct obligation of each such entity and shall be deemed to have been readopted and affirmed on behalf of any Person that becomes a Subsidiary of NiSource or Columbia on and after the Effective Time.

8.18 Force Majeure. No party shall be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement results from any cause beyond its reasonable control and without its fault or negligence, including acts of God, acts of civil or military authority, embargoes, acts of terrorism, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay. A party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) notify the other party of the nature and extent of any such force majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as reasonably feasible.

8.19 No Public Announcement. Neither party hereto shall, without the prior written approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by Law or the rules of any regulatory body or stock exchange, in which case the other party shall be advised and the parties shall use their respective commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and SEC disclosure obligations or the rules of any stock exchange.

8.20 Limited Liability. Notwithstanding any other provision of this Agreement, no Person who is a stockholder, director, employee, officer, agent or Representative of Columbia or NiSource, in such individual’s capacity as such, shall have any liability in respect of or relating to the covenants or obligations of Columbia or NiSource, as applicable, under this Agreement or any Transaction Agreement or in respect of any certificate delivered with respect hereto or thereto, and, to the fullest extent legally permissible, each of Columbia and NiSource, for itself and its stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such liability that any such individual otherwise might have pursuant to applicable Law.

8.21 Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution, this Agreement shall be of no further force and effect.

8.22 Miscellaneous. Except as otherwise expressly set forth in this Agreement, the provisions of Article X of the Separation and Distribution Agreement shall apply mutatis mutandis to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the date first above written.

NISOURCE INC.

By:
Name:
Title:

COLUMBIA PIPELINE GROUP, INC.

By:
Name:
Title: